UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):   July 9, 2018

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting for Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

New Concept Energy, Inc. (the “Registrant” or the “Issuer” or the “Company”) previously received a letter dated April 23, 2018, from NYSE Regulation, providing official notice of noncompliance with the NYSE American continued listing standards and providing that the Company was subject to the procedures and requirements set forth in Section 1009 of the Company Guide. The April 23, 2018 letter noted the Company is below compliance with Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide, requesting, among other things, the submission of a Business Plan to NYSE Regulation by May 23, 2018, advising of actions the Company has taken or will take to regain compliance. The Company previously filed a Current Report on Form 8-K for a date of April 23, 2018, disclosing such matters and enclosing a Press Release, dated April 26, 2018, as an exhibit.

The Company timely submitted a “Business Plan” to NYSE Regulation by May 23, 2018, and by subsequent letter dated July 9, 2018, NYSE Regulation advised of a determination to accept the plan and grant a plan period through October 23, 2019 to regain compliance, with NYSE Regulation’s staff reviewing the Company periodically for compliance with the initiatives outlined in the plan. The July 9, 2018 letter also requires that the Company issue a public announcement through news media, disclosing that it is not in compliance with NYSE American’s continued listing standards and that its listing is being continued pursuant to an extension, with a targeted completion date of October 23, 2019.

The information furnished pursuant to this Item 3.01 of this Form 8-K, including Exhibit “99.2” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise, subject to the liabilities of that Section, unless we specifically incorporate it by a reference in a document filed under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934. The Company undertakes no duty or obligation to publicly update or further revise information described in Exhibit “99.2” to this Current Report on Form 8-K.

Section 9 – Financial Statements of Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.2*	Press Release dated July 13, 2018

_________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 16, 2018	NEW CONCEPT ENERGY, INC. By: /s/ Gene S. Bertcher Gene S. Bertcher, President and Chief Financial Officer

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